Exhibit 10.1

                            SHARE PURCHASE AGREEMENT

THIS AGREEMENT is made effective as of the 22nd day of June, 2012

AMONG:
         VERIFY SMART CORP. a Nevada corporation, with its principal offices at 564 Wedge Lane, Fernley, Nevada 89408

         ("VERIFY")

AND:
         UKABOBS LLC DBA IMOBILE INTERACTIVE, a New Jersey Limited Liability Company , with its principal offices at 16 South Avenue West, Suite 168, Cranford, New Jersey 07016

         ("UKABOBS")

AND:
         THE UNDERSIGNED SELLING MEMBERS OF UKABOBS AS LISTED ON SCHEDULE 1 ATTACHED HERETO

         (the "SELLING MEMBERS")

WHEREAS:

A. The Selling Members/ are the legal and beneficial owners of 100% of all membership interests in and to Ukabobs (the "UKABOBS MEMBERSHIP INTEREST");

B. Verify has agreed to pay the Purchase Price, as defined herein, and to issue 8,800,000 common shares in the capital stock of Verify (the "VERIFY SHARES") as of the Closing Date, as defined herein, to the Selling Members as consideration for the purchase by Verify of the Ukabobs Membership Interest held by the Selling Members; and

C. Upon the terms and subject to the conditions set forth in this Agreement, the Selling Members have agreed to sell the Ukabobs Membership Interest to Verify in exchange for issuance of the Verify Shares and payment of the Purchase Price and the Royalty, as defined herein.

THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties covenant and agree as follows:

1. DEFINITIONS

1.1. Definitions. The following terms have the following meanings, unless the context indicates otherwise:

     (a) "Agreement" shall mean this Agreement, and all the exhibits, schedules and other documents attached to or referred to in this Agreement, and all amendments and supplements, if any, to this Agreement;
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     (b)  "Closing" shall mean the completion of the Transaction,  in accordance with Section 7 hereof, at which the Closing Documents shall be exchanged by the parties, except for those documents or other items specifically required to be exchanged at a later time;

     (c) "Closing Date" shall mean August 31, 2012, or such earlier or later date mutually agreed upon by the parties hereto in writing and in accordance with Section 11.6 following the satisfaction or waiver by Verify and Ukabobs of the conditions precedent set out in Sections 5.1 and 5.2 respectively;

     (d) "Closing Documents" shall mean the papers, instruments and documents required to be executed and delivered at the Closing pursuant to this Agreement;

     (e) "Exchange Act" shall mean the United States Securities Exchange Act of 1934, as amended;

     (f) "Gross Revenue" means all non-refundable revenues actually received from operations by Verify, net of any witholding or other foreign remittance taxes, but shall exclude revenues received from investment or financing activities (as those terms are defined by GAAP), and shall exclude any foreign revenues that are frozen or unremittable to Verify until such foreign revenues are remitted.

     (g) "Liabilities" shall include any direct or indirect indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, cost, expense, obligation or responsibility, fixed or unfixed, known or unknown, asserted choate or inchoate, liquidated or unliquidated, secured or unsecured;

     (h) "Ukabobs Membership Interest" shall mean 100% of all right, title and interest in and to Ukabobs, including but not limited to the limited liability company membership interest in Ukabobs beneficially held, either directly or indirectly, by the Selling Members, being 100% of all membership interests in Ukabobs, and including all management rights in and to Ukabobs;

     (i)  "Purchase Price" shall mean $300,000.

     (j) "Verify Shares" shall mean 8,800,000 fully paid and non-assessable common shares of Verify, to be issued to the Selling Members by Verify on the Closing Date;

     (k)  "SEC" shall mean the Securities and Exchange Commission;

     (l) "Securities Act" shall mean the United States Securities Act of 1933, as amended;

     (m) "Taxes" shall include international, federal, state, provincial and local income taxes, capital gains tax, value-added taxes, franchise, personal property and real property taxes, levies, assessments, tariffs, duties (including any customs duty), business license or other fees, sales, use and any other taxes relating to the assets of the designated party or the business of the designated party for all periods up to and including the Closing Date, together with any related charge or amount, including interest, fines, penalties and additions to tax, if any, arising out of tax assessments; and

     (n) "Transaction" shall mean the purchase of the Ukabobs Membership Interest by Verify from the Selling Members in consideration for the issuance of the Verify Shares and the payment of the Purchase Price.

1.2. Schedules.  The  following  schedules are attached to and form part of this
     Agreement:

     Schedule 1  - Selling Members
     Schedule 1A - Selling Member Execution Page
     Schedule 2  - Certificate of Non-U.S. Member
     Schedule 3  - Certificate of U.S. member (Accredited)
     Schedule 3A - Certificate of U.S. member (Non-Accredited)
     Schedule 4  - Directors and Officers of Ukabobs LLC
     Schedule 5  - Ukabobs LLC Leases,  Subleases, Claims, Capital Expenditures,
                   Taxes and Other Property Interests

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     Schedule 6  - Ukabobs LLC Intellectual Property
     Schedule 7  - Ukabobs LLC Material Contracts
     Schedule 8  - Ukabobs LLC Employment Agreements and Arrangements

1.3 Currency. All references to currency referred to in this Agreement are in United States Dollars (US$), unless expressly stated otherwise.

2. THE OFFER, PURCHASE AND SALE OF SHARES

2.1. Offer, Purchase and Sale of Shares. Subject to the terms and conditions of this Agreement, the Selling Members hereby covenant and agree to sell, assign and transfer to Verify, and Verify hereby covenants and agrees to purchase from the Selling Members the Ukabobs Membership Interest held by the Selling Members.

2.2. Cash Consideration. As partial consideration for the sale of the Ukabobs Membership Interest by the Selling Members to Verify, Verify shall pay to the Selling Members, in the amount set out opposite each Selling Members' name in Schedule 1, on the basis of $3,000 for each 1% of the Ukabobs Membership Interest held by each Selling Member. The aggregate Purchase Price shall be payable as follows:

     (a)  $100,000 within 5 business days following the Closing Date; and

     (b) $200,000 payable within 12 months following the Closing Date; the whole in accordance with Schedule 1.

     Any portion of the Purchase Price that is in arrears shall bear interest at a variable rate equal to the prime rate publicly announced by the Bank of America from time to time as its prime rate plus one (1) percent. Interest shall commence accruing on the date that relevant portion of the Purchase Price becomes in arrears and shall be computed on the basis of a 365-day year and the actual number of days elapsed.

2.3. Share Consideration. As partial consideration for the sale of the Ukabobs Membership Interest by the Selling Members to Verify, Verify shall allot and issue the Verify Shares to the Selling Members in the amount set out opposite each Selling Members' name in Schedule 1 on the basis of 88,000 Verify Shares for each 1% of the Ukabobs Membership Interest held by each Selling Member. The Selling Members acknowledge and agree that the Verify Shares are being issued pursuant to an exemption from the prospectus and registration requirements of the Securities Act. As required by applicable securities law, the Selling Members agree to abide by all applicable resale restrictions and hold periods imposed by all applicable securities legislation. All certificates representing the Verify Shares issued on Closing will be endorsed with one of the following legend pursuant to the Securities Act in order to reflect the fact that the Verify Shares will be issued to the Selling Members pursuant to an exemption from the registration requirements of the Securities Act:

     For Selling Members not resident in the United States:

     "THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

     NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION

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     STATEMENT  UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE  EXEMPTION FROM,
     OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT."

     For Selling Members resident in the United States:

     "NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT."

2.4. Membership Interest Transfer Procedure. Each Selling Member may transfer his, her or its portion of the Ukabobs Membership Interest by delivering to Verify a duly executed and notarized instrument of transfer in a form acceptable to Verify, together with any certificate evidencing the applicable portion of the Ukabobs Membership Interest, as applicable, and any additional documents required under New Jersey law, including appropriate instructions to allow the registration of the Ukabobs Membership Interest in the name of Verify, together with:

     (a) if the Selling Member is not resident in the United States, a Certificate of Non-U.S. Shareholder (the "Regulation S Certificate"), a copy of which is set out in Schedule 2;

     (b) if the Selling Member is an Accredited Investor and resident in the United States, a Certificate of U.S. Shareholder (the "Rule 506 Certificate"), a copy of which is set out in Schedule 3; and

     (c) if the Selling Member is a non-Accredited Investor and resident in the United States, a Certificate of Non-Accredited Investor, a copy of which is set out in Schedule 3A.

2.5. Fractional Shares. Notwithstanding any other provision of this Agreement, no certificate for fractional shares of the Verify Shares will be issued in the Transaction. In lieu of any such fractional shares, if any of the Selling Members would otherwise be entitled to receive a fraction of a share of the Verify Shares upon surrender of certificates representing the Ukabobs Membership Interest for exchange pursuant to this Agreement, the Selling Members will be entitled to have such fraction rounded up to the nearest whole number of Verify Shares and will receive from Verify a stock certificate representing same.

2.6. Closing Date. The Closing will take place, subject to the terms and conditions of this Agreement, on the Closing Date.

2.7. Restricted Shares. The Selling Members acknowledge that the Verify Shares issued pursuant to the terms and conditions set forth in this Agreement will have such hold periods as are required under applicable securities laws and as a result may not be sold, transferred or otherwise disposed, except pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in each case only in accordance with all applicable securities laws.

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3. REPRESENTATIONS AND WARRANTIES OF UKABOBS

As of the Closing, Ukabobs and the Selling Members, jointly and severally, represent and warrant to Verify, and acknowledge that Verify is relying upon such representations and warranties, in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of Verify, as follows:

3.1. Organization and Good Standing. Ukabobs is a limited liability company duly organized, validly existing and in good standing under the laws of New Jersey and has the requisite corporate power and authority to own, lease and to carry on its business as now being conducted. Ukabobs is duly qualified to do business and is in good standing as a foreign corporation in each of the jurisdictions in which Ukabobs owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the business of Ukabobs taken as a whole.

3.2. Authority. Ukabobs has all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement (collectively, the "Ukabobs Documents") to be signed by Ukabobs and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of each of the Ukabobs Documents by Ukabobs and the consummation of the transactions contemplated hereby have been duly authorized by Ukabobs's in accordance with its constating documents. No other corporate or member proceeding on the part of Ukabobs is necessary to authorize such documents or to consummate the transactions contemplated hereby. This Agreement has been, and the other Ukabobs Documents when executed and delivered by Ukabobs as contemplated by this Agreement will be, duly executed and delivered by Ukabobs and this Agreement is, and the other Ukabobs Documents when executed and delivered by Ukabobs as contemplated hereby will be, valid and binding obligations of Ukabobs enforceable in accordance with their respective terms except:

     (a)  as  limited  by  applicable  bankruptcy,  insolvency,  reorganization,
          moratorium,   and  other   laws  of  general   application   affecting
          enforcement of creditors' rights generally;

     (b)  as  limited  by  laws  relating  to  the   availability   of  specific
          performance, injunctive relief, or other equitable remedies; and

     (c)  as limited by public policy.

3.3. Capitalization of Ukabobs. The entire right and title, and management and ownership interest in and to Ukabobs consists of the Ukabobs Membership Interest described in Schedule 1 hereto. Each portion of the Ukabobs Membership Interest has been duly authorized, validly issued, is not issued in violation of any pre-emptive rights and is fully paid and non-assessable, is not subject to pre-emptive rights and was issued in full compliance with the laws of the State of New Jersey and with the Ukabobs's Certificate of Formation and Operating Agreement. There are no outstanding options, warrants, subscriptions, conversion rights, or other rights, agreements, or commitments obligating Ukabobs to issue any additional membership, management, or ownership interest in Ukabobs, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from Ukabobs any Ukabobs Membership Interest. There are no agreements purporting to restrict the transfer of the Ukabobs Membership Interest, no voting agreements, member agreements, voting trusts, or other arrangements restricting or affecting the voting of the Ukabobs Membership Interest.

3.4. Ownership of Ukabobs Membership Interest. As of the Closing Date, Schedule 1 contains a true and complete list of membership in Ukabobs, including each member's name, address and percentage of the Ukabobs Membership Interest held by each member.

3.5. Directors and Officers of Ukabobs. The duly elected or appointed directors and the duly appointed officers of Ukabobs are as set out in Schedule 4.

3.6. Corporate Records of Ukabobs. The corporate records of Ukabobs, as required to be maintained by it pursuant to all applicable laws, are accurate, complete and current in all material respects, and the minute book of Ukabobs is, in all material respects, correct and contains all records required by all applicable laws, as applicable, in regards to all

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     proceedings,  consents,  actions  and  meetings  of the  members,  managing members and the board of directors of Ukabobs.

3.7. Non-Contravention. Neither the execution, delivery and performance of this Agreement, nor the consummation of the Transaction, will:

     (a) conflict with, result in a violation of, cause a default under (with or without notice, lapse of time or both) or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the material properties or assets of Ukabobs or any of its subsidiaries under any term, condition or provision of any loan or credit agreement, note, debenture, bond, mortgage, indenture, lease or other agreement, instrument, permit, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Ukabobs or any of its subsidiaries, or any of their respective material property or assets; or

     (b) violate any provision of the Certificate of Formation or any other constating documents of Ukabobs, any of its subsidiaries or any applicable laws.

3.8. Actions and Proceedings. To the best knowledge of Ukabobs, there is no basis for and there is no action, suit, judgment, claim, demand or proceeding outstanding or pending, or threatened against Ukabobs or which involves any of the business, or the properties or assets of Ukabobs that, if adversely resolved or determined, would have a material adverse effect on the business, operations, assets, properties, known prospects, or conditions of Ukabobs taken as a whole (a "Ukabobs Material Adverse Effect"). To the knowledge of Ukabobs, there is no reasonable basis for any claim or action that, based upon the likelihood of its being asserted and its success if asserted, would have such a Ukabobs Material Adverse Effect.

3.9. Compliance.

     (a) To the best knowledge of Ukabobs, Ukabobs is in compliance with, is not in default or violation in any material respect under, and has not been charged with or received any notice at any time of any material violation of any statute, law, ordinance, regulation, rule, decree or other applicable regulation to the business or operations of Ukabobs;

     (b) To the best knowledge of Ukabobs, Ukabobs is not subject to any judgment, order or decree entered in any lawsuit or proceeding applicable to its business and operations that would constitute a Ukabobs Material Adverse Effect; and

     (c) To the Bbest knowledge of Ukabobs, Ukabobs has operated in material compliance with all laws, rules, statutes, ordinances, orders and regulations applicable to its business. Ukabobs has not received any notice of any violation thereof, nor is Ukabobs aware of any valid basis therefore.

3.10.Financial  Representations.  The books,  records  and  accounts  of Ukabobs
     (collectively the "UKABOBS BOOKS AND RECORDS") for the period ended May 31, 2012 (the "UKABOBS ACCOUNTING DATE"), a true and complete set of which has been provided to Verify, together with the audited financial statements of Ukabobs for the periods ended December 31, 2010 and December 31, 2011, and the unaudited financial statements for the interim period ended March 31, 2012 (collectively the "UKABOBS FINANCIAL STATEMENTS"), copies of which shall be provided to Verify as a condition of Closing, fairly and correctly set out and disclose, in all material respects, in accordance with Generally Accepted Accounting Principles, the financial position of Ukabobs, and all material financial transactions, assets, and Liabilities of Ukabobs have been accurately recorded in Ukabobs Books and Records. Ukabobs has not received any advice or notification from its independent certified public accountants that Ukabobs has used any improper accounting practice that would have the effect of not reflecting or incorrectly reflecting in the Ukabobs Books and Records, any properties, assets, Liabilities, revenues, or expenses. The Ukabob Financial Statements:

     (a)  are in accordance with the books and records of Ukabob;

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     (b)  present fairly the financial  condition of Ukabob as of the respective dates indicated and the results of operations for such periods; and

     (c)  have been prepared in accordance with GAAP.

3.11.Absence of Undisclosed Liabilities. To the best knowledge of Ukabobs, Ukabobs does not have any material Liabilities or obligations either direct or indirect, matured or unmatured, absolute, contingent or otherwise that exceed $5,000, which:

     (a) are not set forth in the Ukabobs Books and Records or have not heretofore been paid or discharged;

     (b) did not arise in the regular and ordinary course of business under any agreement, contract, commitment, lease or plan specifically disclosed in writing to Verify; or

     (c) have not been incurred in amounts and pursuant to practices consistent with past business practice, in or as a result of the regular and ordinary course of its business since the date of the last Ukabobs Books and Records.

3.12. Tax Matters.

     (a)  As of the date hereof:

          (i) Ukabobs has timely filed all tax returns in connection with any Taxes which are required to be filed on or prior to the date hereof, taking into account any extensions of the filing deadlines which have been validly granted to Ukabobs, and

          (ii) all such returns are true and correct in all material respects;

     (b) Ukabobs has paid all Taxes that have become or are due with respect to any period ended on or prior to the date hereof, and has established an adequate reserve therefore on its balance sheets for those Taxes not yet due and payable, except for any Taxes the non-payment of which will not have a Ukabobs Material Adverse Effect;

     (c) Ukabobs is not presently under or has not received notice of, any contemplated investigation or audit by regulatory or governmental agency of body or any foreign or state taxing authority concerning any fiscal year or period ended prior to the date hereof;

     (d) all Taxes required to be withheld on or prior to the date hereof from employees for income Taxes, social security Taxes, unemployment Taxes and other similar withholding Taxes have been properly withheld and, if required on or prior to the date hereof, have been deposited with the appropriate governmental agency; and

     (e) to the best knowledge of Ukabobs, the Ukabobs Books and Records contain full provision for all Taxes including any deferred Taxes that may be assessed to Ukabobs for the accounting period ended on the Ukabobs Accounting Date or for any prior period in respect of any transaction, event or omission occurring, or any profit earned, on or prior to the Ukabobs Accounting Date or for any profit earned by Ukabobs on or prior to the Ukabobs Accounting Date or for which Ukabobs is accountable up to such date and all contingent Liabilities for Taxes have been provided for or disclosed in the Ukabobs Books and Records.

3.13.Absence of Changes. Since the Ukabobs Accounting Date, Ukabobs has not:

     (a) incurred any Liabilities, other than Liabilities incurred in the ordinary course of business consistent with past practice, or discharged or satisfied any lien or encumbrance, or paid any Liabilities, other than in the ordinary course of business consistent with past practice, or failed to pay or discharge when due any

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          Liabilities  of which the  failure to pay or  discharge  has caused or will cause any material damage or risk of material loss to it or any of its assets or properties;

     (b) sold, encumbered, assigned or transferred any material fixed assets or properties except for ordinary course business transactions consistent with past practice;

     (c) created, incurred, assumed or guaranteed any indebtedness for money borrowed, or mortgaged, pledged or subjected any of the material assets or properties of Ukabobs or its subsidiaries to any mortgage, lien, pledge, security interest, conditional sales contract or other encumbrance of any nature whatsoever;

     (d) made or suffered any amendment or termination of any material agreement, contract, commitment, lease or plan to which it is a party or by which it is bound, or cancelled, modified or waived any substantial debts or claims held by it or waived any rights of substantial value, other than in the ordinary course of business;

     (e) declared, set aside or paid any dividend or made or agreed to make any other distribution or payment in respect of its capital shares or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or acquire any of its capital shares or equity securities;

     (f) to the best of its knowledge, suffered any damage, destruction or loss, whether or not covered by insurance, that materially and adversely effects its business, operations, assets, properties or known prospects;

     (g) to the best of its knowledge, suffered any material adverse change in its business, operations, assets, properties, prospects or condition (financial or otherwise);

     (h) received notice or had knowledge of any actual or threatened labor trouble, termination, resignation, strike or other occurrence, event or condition of any similar character which has had or might have an adverse effect on its business, operations, assets, properties or prospects;

     (i) made commitments or agreements for capital expenditures or capital additions or betterments exceeding in the aggregate $10,000;

     (j) other than in the ordinary course of business, increased the salaries or other compensation of, or made any advance (excluding advances for ordinary and necessary business expenses) or loan to, any of its employees or directors or made any increase in, or any addition to, other benefits to which any of its employees or directors may be entitled;

     (k) entered into any transaction other than in the ordinary course of business consistent with past practice; or

     (l)  agreed, whether in writing or orally, to do any of the foregoing.

3.14.Absence of Certain Changes or Events. Since the Ukabobs Accounting Date, there has not been:

     (a)  a Ukabobs Material Adverse Effect; or

     (b) any material change by Ukabobs in its accounting methods, principles or practices.

3.15.Subsidiaries. Ukabobs does not have any subsidiaries or agreements of any nature to acquire any subsidiary or to acquire or lease any other business operations.

3.16.Personal Property. Ukabobs possesses, and has good and marketable title of all property necessary for the continued operation of the business of Ukabobs as presently conducted and as represented to Verify. All such property is used in the business of Ukabobs. All such property is in reasonably good operating condition (normal wear and tear excepted), and is reasonably fit for the purposes for which such property is presently used.

     All material equipment, furniture, fixtures and other tangible personal property and assets owned or leased by Ukabobs is owned by Ukabobs free and clear of all liens, security interests, charges, encumbrances, and other adverse claims, except as disclosed in Schedule 5.

3.17. Intellectual Property

     (a) Intellectual Property Assets. Ukabobs owns or holds an interest in all intellectual property assets necessary for the operation of the business of Ukabobs as it is currently conducted (collectively, the "INTELLECTUAL PROPERTY ASSETS"), including:

          (i)  all functional  business  names,  trading  names,  registered and
               unregistered   trademarks,   service  marks,   and   applications
               (collectively, the "MARKS");

          (ii) all patents, patent applications, design patents, design patent applications, and designs, inventions, methods, processes and discoveries that may be patentable (collectively, the "PATENTS");

          (iii)all copyrights in both published works and unpublished works (collectively, the "COPYRIGHTS"); and

          (iv) all know-how, trade secrets, confidential information, customer lists, software, technical information, data, process technology, plans, drawings, and blue prints owned, used, or licensed by Ukabobs as licensee or licensor (collectively, the "TRADE SECRETS").

     (b) Agreements. Schedule 6 contains a complete and accurate list and summary description, including any royalties paid or received by Ukabobs, of all contracts and agreements relating to the Intellectual Property Assets to which Ukabobs is a party or by which Ukabobs is bound, except for any license implied by the sale of a product and perpetual, paid-up licenses for commonly available software programs with a value of less than $500 under which Ukabobs is the licensee. To the best knowledge of Ukabobs, there are no outstanding or threatened disputes or disagreements with respect to any such agreement.

     (c) Intellectual Property and Know-How Necessary for the Business. Except as set forth in Schedule 6, Ukabobs is the owner of all right, title, and interest in and to each of the Intellectual Property Assets, free and clear of all liens, security interests, charges, encumbrances, and other adverse claims, and has the right to use without payment to a third party of all the Intellectual Property Assets. Except as set forth in Schedule 6, all former and current employees and contractors of Ukabobs have executed written contracts, agreements or other undertakings with Ukabobs that assign all rights to any inventions, improvements, discoveries, or information relating to the business of Ukabobs. No employee, director, officer or member of Ukabobs owns directly or indirectly in whole or in part, any Intellectual Property Asset which Ukabobs is presently using or which is necessary for the conduct of its business. To the best knowledge of Ukabobs, no employee or contractor of Ukabobs has entered into any contract or agreement that restricts or limits in any way the scope or type of work in which the employee may be engaged or requires the employee to transfer, assign, or disclose information concerning his work to anyone other than Ukabobs.

     (d) Patents. Schedule 6 contains a complete and accurate list and summary description of all Patents. Except as set out in Schedule 6, Ukabobs does not hold any right, title or interest in and to any Patent and Ukabobs has not filed any patent application with any third party. To the best knowledge of Ukabobs, none of the products manufactured and sold, nor any process or know-how used, by Ukabobs infringes or is alleged to infringe any patent or other proprietary night of any other person or entity.

     (e) Trademarks. Schedule 6 contains a complete and accurate list and summary description of all Marks. Except as set out in Schedule 6, Ukabobs does not hold any right, title or interest in and to any Mark and Ukabobs has not registered or filed any application to register any Mark with any third party. To the best knowledge of Ukabobs, none of the Marks, if any, used by Ukabobs infringes or is alleged to infringe any trade name, trademark, or service mark of any third party.

     (f) Copyrights. Schedule 6 contains a complete and accurate list and summary description of all Copyrights. Except as set out in Schedule 6, Ukabobs is the owner of all right, title, and interest in and to each of the Copyrights, free and clear of all liens, security interests, charges, encumbrances, and other adverse claims. If applicable, all registered Copyrights are currently in compliance with formal legal requirements, are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within ninety days after the Closing Date. To the best knowledge of Ukabobs, no Copyright is infringed or has been challenged or threatened in any way and none of the subject matter of any of the Copyrights infringes or is alleged to infringe any copyright of any third party or is a derivative work based on the work of a third party. All works encompassed by the Copyrights have been marked with the proper copyright notice.

     (g) Trade Secrets. Schedule 6 contains a complete and accurate list and summary description of all Trade Secrets. Ukabobs has taken all reasonable precautions to protect the secrecy, confidentiality, and value of its Trade Secrets. Ukabobs has good title and an absolute right to use the Trade Secrets. The Trade Secrets are not part of the public knowledge or literature, and to the best knowledge of Ukabobs, have not been used, divulged, or appropriated either for the benefit of any person or entity or to the detriment of Ukabobs. No Trade Secret is subject to any adverse claim or has been challenged or threatened in any way.

3.18.Employees and Consultants. All employees and consultants of Ukabobs have been paid all salaries, wages, income and any other sum due and owing to them by Ukabobs, as at the end of the most recent completed pay period. Ukabobs is not aware of any labor conflict with any employees that might reasonably be expected to have a Ukabobs Material Adverse Effect. To the best knowledge of Ukabobs, no employee of Ukabobs is in violation of any term of any employment contract, non-disclosure agreement, non-competition agreement or any other contract or agreement relating to the relationship of such employee with Ukabobs or any other nature of the business conducted or to be conducted by Ukabobs.

3.19.Real Property. Ukabobs does not own any real property. Each of the leases, subleases, claims or other real property interests (collectively, the "LEASES") to which Ukabobs is a party or is bound, as set out in Schedule 5, is legal, valid, binding, enforceable and in full force and effect in all material respects. All rental and other payments required to be paid by Ukabobs pursuant to any such Leases have been duly paid and no event has occurred which, upon the passing of time, the giving of notice, or both, would constitute a breach or default by any party under any of the Leases. The Leases will continue to be legal, valid, binding, enforceable and in full force and effect on identical terms following the Closing Date. Ukabobs has not assigned, transferred, conveyed, mortgaged, deeded in trust, or encumbered any interest in the Leases or the leasehold property pursuant thereto.

3.20.Material Contracts and Transactions.  Schedule 7 attached hereto lists each material contract, agreement, license, permit, arrangement, commitment, instrument or contract to which Ukabobs is a party (each, a "CONTRACT"). Each Contract is in full force and effect, and there exists no material breach or violation of or default by Ukabobs under any Contract, or any event that with notice or the lapse of time, or both, will create a material breach or violation thereof or default under any Contract by Ukabobs. The continuation, validity, and effectiveness of each Contract will in no way be affected by the consummation of the Transaction contemplated by this Agreement. There exists no actual or threatened termination, cancellation, or limitation of, or any amendment, modification, or change to any Contract.

3.21.Certain Transactions. Ukabobs is not a guarantor or indemnitor of any indebtedness of any third party, including any person, firm or corporation.

3.22.No Brokers. Ukabobs has not incurred any independent obligation or liability to any party for any brokerage fees, agent's commissions, or finder's fees in connection with the Transaction contemplated by this Agreement.

3.23.Completeness  of Disclosure.  No  representation  or warranty by Ukabobs in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to Verify pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.

4. REPRESENTATIONS AND WARRANTIES OF VERIFY

As of the Closing, Verify represents and warrants to Ukabobs and the Selling Members and acknowledges that Ukabobs and the Selling Members are relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of Ukabobs or the Selling Members, as follows:

4.1. Organization and Good Standing. Verify is duly incorporated, organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to own, lease and to carry on its business as now being conducted. Verify is qualified to do business and is in good standing as a foreign corporation in each of the jurisdictions in which it owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the businesses, operations, or financial condition of Verify.

4.2. Authority. Verify has all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement (collectively, the "VERIFY DOCUMENTS") to be signed by Verify and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of each of the Verify Documents by Verify and the consummation by Verify of the transactions contemplated hereby have been duly authorized by its board of directors and no other corporate or shareholder proceedings on the part of Verify is necessary to authorize such documents or to consummate the transactions contemplated hereby. This Agreement has been, and the other Verify Documents when executed and delivered by Verify as contemplated by this Agreement will be, duly executed and delivered by Verify and this Agreement is, and the other Verify Documents when executed and delivered by Verify, as contemplated hereby will be, valid and binding obligations of Verify enforceable in accordance with their respective terms, except:

     (a)  as  limited  by  applicable  bankruptcy,  insolvency,  reorganization,
          moratorium,   and  other   laws  of  general   application   affecting
          enforcement of creditors' rights generally;

     (b)  as  limited  by  laws  relating  to  the   availability   of  specific
          performance, injunctive relief, or other equitable remedies; and

     (c)  as limited by public policy.

4.3. Capitalization of Verify. The entire authorized capital stock and other equity securities of Verify consists of 240,000,000 shares of common stock with a par value of $0.001 (the "VERIFY COMMON STOCK") and no preferred stock. As of the date of this Agreement, there are 52,785,500 shares of Verify Common Stock issued and outstanding, not including the 8,800,000 Verify Shares to be issued to the Selling Members herein. All of the issued and outstanding shares of Verify Common Stock have been duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with all federal, state, and local laws, rules and regulations. There are no outstanding options, warrants, subscriptions, phantom shares, conversion rights, or other rights, agreements, or commitments obligating Verify to issue any additional shares of Verify Common Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from Verify any shares of Verify Common Stock as of the date of this Agreement. There are no agreements purporting to restrict the transfer of the Verify Common Stock, no voting agreements, voting trusts, or other arrangements restricting or affecting the voting of the Verify Common Stock.

4.4. Non-Contravention. Neither the execution, delivery and performance of this Agreement, nor the consummation of the Transaction, will:

     (a) conflict with, result in a violation of, cause a default under (with or without notice, lapse of time or both) or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the material properties or assets of Verify under any term, condition or provision of any loan or credit agreement, note, debenture, bond, mortgage, indenture, lease or other agreement, instrument, permit, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Verify or any of its material property or assets;

     (b) violate any provision of the applicable incorporation or charter documents of Verify; or

     (c) violate any order, writ, injunction, decree, statute, rule, or regulation of any court or governmental or regulatory authority applicable to Verify or any of its material property or assets.

4.5. Validity of Verify Common Stock Issuable upon the Transaction. The Verify Shares to be issued to the Selling Partners/owners upon consummation of the Transaction in accordance with this Agreement will, upon issuance, have been duly and validly authorized and, when so issued in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable.

4.6. Actions and Proceedings. To the best knowledge of Verify, there is no claim, charge, arbitration, grievance, action, suit, investigation or proceeding by or before any court, arbiter, administrative agency or other governmental authority now pending or, to the best knowledge of Verify, threatened against Verify which involves any of the business, or the properties or assets of Verify that, if adversely resolved or determined, would have a material adverse effect on the business, operations, assets, properties, prospects or conditions of Verify taken as a whole (a "VERIFY MATERIAL ADVERSE Effect"). There is no reasonable basis for any claim or action that, based upon the likelihood of its being asserted and its success if asserted, would have such a Verify Material Adverse Effect.

4.7. Compliance.

     (a) To the best knowledge of Verify, Verify is in compliance with, is not in default or violation in any material respect under, and has not been charged with or received any notice at any time of any material violation of any statute, law, ordinance, regulation, rule, decree or other applicable regulation to the business or operations of Verify;

     (b) To the best knowledge of Verify, Verify is not subject to any judgment, order or decree entered in any lawsuit or proceeding applicable to its business and operations that would constitute a Verify Material Adverse Effect;

     (c) Verify has operated in material compliance with all laws, rules, statutes, ordinances, orders and regulations applicable to its business. Verify has not received any notice of any violation thereof, nor is Verify aware of any valid basis therefore.

4.8. Filings, Consents and Approvals. No filing or registration with, no notice to and no permit, authorization, consent, or approval of any public or governmental body or authority or other person or entity is necessary for the consummation by Verify of the Transaction contemplated by this Agreement to continue to conduct its business after the Closing Date in a manner which is consistent with that in which it is presently conducted.

4.9. SEC Filings. Verify has furnished or made available to Ukabobs and the Selling Members a true and complete copy of each report, schedule, registration statement and proxy statement filed by Verify with the SEC (collectively, and as such documents have since the time of their filing been amended, the "Verify SEC Documents"). As of their respective dates, the Verify SEC Documents complied in all material respects with the requirements of the Securities Act, or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Verify SEC Documents. The Verify SEC Documents constitute all of the documents and reports that Verify was required to file with the SEC pursuant to the Exchange Act and the rules and regulations promulgated thereunder by the SEC.

4.10.Financial  Representations.  The  books,  records  and  accounts  of Verify
     (collectively the "VERIFY BOOKS AND RECORDS") for the period ended May 31, 2012 (the "VERIFY ACCOUNTING DATE"), a true and complete set of which has been provided to Verify, together with the audited financial statements of Verify for the periods ended June 30, 2010 and June 30, 2011, and the unaudited financial statements for the interim period ended March 31, 2012 (collectively, the "VERIFY FINANCIAL STATEMENTS"), copies of which shall be provided to Ukabobs as a condition of Closing, fairly and correctly set out and disclose, in all material respects, in accordance with Generally Accepted Accounting Principles, the financial position of Verify, and all material financial transactions, assets, and Liabilities of Verify have been accurately recorded in the Verify Books and Records. The Verify Financial Statements:

     (a)  are in accordance with the books and records of Verify;

     (b) present fairly the financial condition of Verify as of the respective dates indicated and the results of operations for such periods; and

     (c)  have been prepared in accordance with GAAP.

     Verify has not received any advice or notification from its independent certified public accountants that Verify has used any improper accounting practice that would have the effect of not reflecting or incorrectly reflecting in the Verify Financial Statements or the books and records of Verify, any properties, assets, Liabilities, revenues, or expenses. The books, records, and accounts of Verify accurately and fairly reflect, in reasonable detail, the assets, and Liabilities of Verify. Verify has not engaged in any transaction, maintained any bank account, or used any funds of Verify, except for transactions, bank accounts, and funds which have been and are reflected in the normally maintained books and records of Verify.

4.11.Absence of Undisclosed Liabilities. Verify has no material Liabilities or obligations either direct or indirect, matured or unmatured, absolute, contingent or otherwise, which:

     (a) are not set forth in the Verify Financial Statements or have not heretofore been paid or discharged;

     (b) did not arise in the regular and ordinary course of business under any agreement, contract, commitment, lease or plan specifically disclosed in writing to Ukabobs; or

     (c) have not been incurred in amounts and pursuant to practices consistent with past business practice, in or as a result of the regular and ordinary course of its business since the date of the last Verify Financial Statements.

4.12. Tax Matters.

     (a)  As of the date hereof:

          (i) Verify has timely filed all tax returns in connection with any Taxes which are required to be filed on or prior to the date hereof, taking into account any extensions of the filing deadlines which have been validly granted to them, and

          (ii) all such returns are true and correct in all material respects;

     (b) Verify has paid all Taxes that have become or are due with respect to any period ended on or prior to the date hereof;

     (c) Verify is not presently under and has not received notice of, any contemplated investigation or audit by the Canada Revenue Agency or the Internal Revenue Service or any foreign or state taxing authority concerning any fiscal year or period ended prior to the date hereof;

     (d) All Taxes required to be withheld on or prior to the date hereof from employees for income Taxes, social security Taxes, unemployment Taxes and other similar withholding Taxes have been properly withheld and, if required on or prior to the date hereof, have been deposited with the appropriate governmental agency; and

     (e) To the best knowledge of Verify, the Verify Financial Statements contain full provision for all Taxes including any deferred Taxes that may be assessed to Verify for the accounting period ended on the Verify Accounting Date or for any prior period in respect of any transaction, event or omission occurring, or any profit earned, on or prior to the Verify Accounting Date or for any profit earned by Verify on or prior to the Verify Accounting Date or for which Verify is accountable up to such date and all contingent Liabilities for Taxes have been provided for or disclosed in the Verify Financial Statements.

4.13.Absence of Changes. Since the Verify Accounting Date, except as disclosed in the Public SEC Documents and except as contemplated in this Agreement, Verify has not:

     (a) incurred any Liabilities, other than Liabilities incurred in the ordinary course of business consistent with past practice, or discharged or satisfied any lien or encumbrance, or paid any Liabilities, other than in the ordinary course of business consistent with past practice, or failed to pay or discharge when due any Liabilities of which the failure to pay or discharge has caused or will cause any material damage or risk of material loss to it or any of its assets or properties;

     (b) sold, encumbered, assigned or transferred any material fixed assets or properties;

     (c) created, incurred, assumed or guaranteed any indebtedness for money borrowed, or mortgaged, pledged or subjected any of the material assets or properties of Verify to any mortgage, lien, pledge, security interest, conditional sales contract or other encumbrance of any nature whatsoever;

     (d) made or suffered any amendment or termination of any material agreement, contract, commitment, lease or plan to which it is a party or by which it is bound, or cancelled, modified or waived any substantial debts or claims held by it or waived any rights of substantial value, other than in the ordinary course of business;

     (e) declared, set aside or paid any dividend or made or agreed to make any other distribution or payment in respect of its capital shares or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or acquire any of its capital shares or equity securities;

     (f)  suffered any damage,  destruction  or loss,  whether or not covered by
          insurance,   that  materially  and  adversely  effects  its  business,
          operations, assets, properties or prospects;

     (g) suffered any material adverse change in its business, operations, assets, properties, prospects or condition (financial or otherwise);

     (h) received notice or had knowledge of any actual or threatened labor trouble, termination, resignation, strike or other occurrence, event or condition of any similar character which has had or might have an adverse effect on its business, operations, assets, properties or prospects;

     (i) made commitments or agreements for capital expenditures or capital additions or betterments exceeding in the aggregate $10,000;

     (j) other than in the ordinary course of business, increased the salaries or other compensation of, or made any advance (excluding advances for ordinary and necessary business expenses) or loan to, any of its employees or directors or made any increase in, or any addition to, other benefits to which any of its employees or directors may be entitled;

     (k) entered into any transaction other than in the ordinary course of business consistent with past practice; or

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
     (l)  agreed, whether in writing or orally, to do any of the foregoing.

4.14.Absence of Certain Changes or Events. Since the Verify Accounting Date, except as and to the extent disclosed in the Verify SEC Documents, there has not been:

     (a)  a Verify Material Adverse Effect; or

     (b) any material change by Verify in its accounting methods, principles or practices.

4.15.Subsidiaries. Verify does not have any subsidiaries or agreements of any nature to acquire any subsidiary or to acquire or lease any other business operations, except as disclosed in the Verify SEC Documents.

4.16.Personal Property. There are no material equipment, furniture, fixtures and other tangible personal property and assets owned or leased by Verify, except as disclosed in the Verify SEC Documents.

4.17.Employees  and   Consultants.   Verify  does  not  have  any  employees  or
     consultants, except as disclosed in the Verify SEC Documents.

4.18.Material Contracts and Transactions.  Other than as expressly  contemplated by this Agreement, there are no material contracts, agreements, licenses, permits, arrangements, commitments, instruments, understandings or contracts, whether written or oral, express or implied, contingent, fixed or otherwise, to which Verify is a party except as disclosed in writing to Ukabobs or as disclosed in the Verify SEC Documents.

4.19.No Brokers. Verify has not incurred any obligation or liability to any party for any brokerage fees, agent's commissions, or finder's fees in connection with the Transaction contemplated by this Agreement.

4.20.Application of Takeover Protections. Verify and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under Verify's certificate or articles of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to Verify as a result of the transactions under this Agreement or the exercise of any rights pursuant to this Agreement.

4.21.No SEC or Financial Industry Regulatory  Authority  Inquiries.  Neither the
     Verify nor any of its past or present officers or directors is the subject of any formal or informal inquiry or investigation by the SEC or FINRA. Verify currently do not have any outstanding comment letters or other correspondences from the SEC or FINRA.

4.22.No Liabilities.  Upon Closing,  except as otherwise described in the Verify
     Financial Statements, Verify shall have no direct, indirect or contingent Liabilities outstanding that exceed $1,000.

4.23.Completeness  of  Disclosure.  No  representation  or warranty by Verify in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to Ukabobs pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.

5. CLOSING CONDITIONS

5.1. Conditions Precedent to Closing by Verify. The obligation of Verify to consummate the Transaction is subject to the satisfaction or written waiver of the conditions set forth below by a date mutually agreed upon by the parties hereto in writing and in accordance with Section 11.6. The Closing of the Transaction contemplated by this Agreement will be deemed to mean a waiver of all conditions to Closing. These conditions precedent are for the benefit of Verify and may be waived by Verify in its sole discretion.

     (a) Representations and Warranties. The representations and warranties of Ukabobs and the Selling Members set forth in this Agreement will be true, correct and complete in all material respects as of the Closing Date, as though made on and as of the Closing Date.

     (b) Performance. All of the covenants and obligations that Ukabobs and the Selling Members are required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects.

     (c) Transaction Documents. This Agreement, the Ukabobs Documents, the Ukabobs Financial Statements and all other documents necessary or reasonably required to consummate the Transaction, all in form and substance reasonably satisfactory to Verify, will have been executed and delivered to Verify.

     (d) Third Party Consents. Verify will have received duly executed copies of all third party consents and approvals contemplated by this Agreement, in form and substance reasonably satisfactory to Verify.

     (e) Past Employment Agreements. Verify will have received from Ukabobs copies of all agreements or arrangements that evidence the employment of all of the hourly and salaried employees of Ukabobs as set out on
          Schedule 8 attached hereto, which, if any, constitute all of the employees reasonably necessary to operate the business of Ukabobs substantially as presently operated.

     (f) No Material Adverse Change. No Ukabobs Material Adverse Effect will have occurred since the date of this Agreement.

     (g) Outstanding Ukabobs Membership Interest. Ukabobs will not have granted any additional right or title, including but not limited to any management interest or ownership interest of any kind other than the Ukabobs Membership Interest outstanding as of the date of this Agreement as set out in Schedule 1 hereto.

     (h) Delivery of Ukabobs Books and Records and Financial Statements. Ukabobs will have delivered to Verify the Ukabobs Books and Records and the Ukabobs Financial Statements.

     (i) Due Diligence Review of Ukabobs Books and Records and Financial Statements. Verify and its accountants will be reasonably satisfied with their due diligence investigation and review of the Ukabobs Books and Records and the Ukabobs Financial Statements.

     (j) Due Diligence Generally. Verify and its solicitors will be reasonably satisfied with their due diligence investigation of Ukabobs that is reasonable and customary in a transaction of a similar nature to that contemplated by the Transaction, including:

          (i) materials, documents and information in the possession and control of Ukabobs and the Selling Members which are reasonably germane to the Transaction;

          (ii) a physical inspection of the assets of Ukabobs by Verify or its representatives; and

          (iii) title to the material assets of Ukabobs.

     (k) Compliance with Securities Laws. Verify will have received evidence satisfactory to Verify that the Verify Shares issuable in the Transaction will be issuable:

          (i) without registration pursuant to the Securities Act in reliance on a safe harbor from the registration requirements of the Securities Act provided by Regulation S; and

     In order to establish the availability of the safe harbor from the registration requirements of the Securities Act for the issuance of Verify Shares to each Selling Member, Ukabobs will deliver to Verify on Closing, a

     Regulation S Certificate or Rule 506 Certificate, as applicable, and a Questionnaire duly executed by each Selling Member.

     (l) Employment Agreements. Paul R. DiMarco and Mitesh Patel will have entered into employment agreements with Verify in a form acceptable to Verify.

     (m) Licensed Rights. The Saas Agreement between Smashlife Team Sports, LLC and Imobile Interactive dated April 16, 2012 shall be effectively terminated by Ukabobs in accordance with the terms thereof, and there shall be no third party licensees of any rights in or to the Ukabobs Intellectual Property.

5.2 Conditions Precedent to Closing by Ukabobs. The obligation of Ukabobs and the Selling Members to consummate the Transaction is subject to the satisfaction or written waiver of the conditions set forth below by a date mutually agreed upon by the parties hereto in writing and in accordance with Section 11.6. The Closing of the Transaction will be deemed to mean a waiver of all conditions to Closing. These conditions precedent are for the benefit of Ukabobs and the Selling Members and may be waived by Ukabobs and the Selling Members in their discretion.

     (a) Representations and Warranties. The representations and warranties of Verify set forth in this Agreement will be true, correct and complete in all material respects as of the Closing Date, as though made on and as of the Closing Date.

     (b) Performance. All of the covenants and obligations that Verify are required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects. Verify must have delivered each of the documents required to be delivered by it pursuant to this Agreement.

     (c) Transaction Documents. This Agreement, the Verify Documents and all other documents necessary or reasonably required to consummate the Transaction, all in form and substance reasonably satisfactory to Ukabobs, will have been executed and delivered by Verify.

     (d) No Action. No suit, action, or proceeding will be pending or threatened before any governmental or regulatory authority wherein an unfavorable judgment, order, decree, stipulation, injunction or charge would result in and/or:

          (i) the consummation of any of the transactions contemplated by this Agreement; or

          (ii) cause the Transaction to be rescinded following consummation.

     (e) Due Diligence Generally. Ukabobs will be reasonably satisfied with their due diligence investigation of Verify that is reasonable and customary in a transaction of a similar nature to that contemplated by the Transaction.

     (f) Appointments. Verify will have made the following appointments of officers and director with effect subject only to the Closing:

          (i)  Paul DiMarco to be appointed as Director of Verify; and

          (ii) Mitesh  Patel to be  appointed  as  Chief  Technical  Officer  of
               Verify.

6. EMPLOYMENT AGREEMENTS. Paul R. DiMarco and Mitesh Patel will enter into employment agreements with Verify in a form acceptable to Mr. DiMarco and Mr. Patel, respectively.

7. ADDITIONAL COVENANTS OF THE PARTIES

7.1. Notification of Financial Liabilities. Ukabobs will immediately notify Verify in accordance with Section 10.6 hereof, if Ukabobs receives any advice or notification from its independent certified public accounts that Ukabobs has used any improper accounting practice that would have the effect of not reflecting or incorrectly reflecting in the books, records, and accounts of Ukabobs, any properties, assets, Liabilities, revenues, or expenses. Notwithstanding any statement to the contrary in this Agreement, this covenant will survive Closing and continue in full force and effect.

7.2. Access and Investigation. Between the date of this Agreement and the Closing Date, Ukabobs, on the one hand, and Verify, on the other hand, will, and will cause each of their respective representatives to:

     (a) afford the other and its representatives full and free access to its personnel, properties, assets, contracts, books and records, and other documents and data;

     (b) furnish the other and its representatives with copies of all such contracts, books and records, and other existing documents and data as required by this Agreement and as the other may otherwise reasonably request; and

     (c) furnish the other and its representatives with such additional financial, operating, and other data and information as the other may reasonably request.

     All of such access, investigation and communication by a party and its representatives will be conducted during normal business hours and in a manner designed not to interfere unduly with the normal business operations of the other party. Each party will instruct its auditors to co-operate with the other party and its representatives in connection with such investigations.

7.3. Confidentiality. All information regarding the business of Ukabobs including, without limitation, financial information that Ukabobs provides to Verify during Verify's due diligence investigation of Ukabobs will be kept in strict confidence by Verify and will not be used (except in connection with due diligence), dealt with, exploited or commercialized by Verify or disclosed to any third party (other than Verify's professional accounting and legal advisors) without the prior written consent of Ukabobs. If the Transaction contemplated by this Agreement does not proceed for any reason, then upon receipt of a written request from Ukabobs, Verify will immediately return to Ukabobs (or as directed by Ukabobs) any information received regarding Ukabobs's business. Likewise, all information regarding the business of Verify including, without limitation, financial information that Verify provides to Ukabobs during its due diligence investigation of Verify will be kept in strict confidence by Ukabobs and will not be used (except in connection with due diligence), dealt with, exploited or commercialized by Ukabobs or disclosed to any third party (other than Ukabobs's professional accounting and legal advisors) without Verify's prior written consent. If the Transaction contemplated by this Agreement does not proceed for any reason, then upon receipt of a written request from Verify, Ukabobs will immediately return to Verify (or as directed by Verify) any information received regarding Verify's business.

7.4. Notification. Between the date of this Agreement and the Closing Date, each of the parties to this Agreement will promptly notify the other parties in writing if it becomes aware of any fact or condition that causes or constitutes a material breach of any of its representations and warranties as of the date of this Agreement, if it becomes aware of the occurrence after the date of this Agreement of any fact or condition that would cause or constitute a material breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition require any change in the Schedules relating to such party, such party will promptly deliver to the other parties a supplement to the Schedules specifying such change. During the same period, each party will promptly notify the other parties of the occurrence of any material breach of any of its covenants in this Agreement or of the occurrence of any event that may make the satisfaction of such conditions impossible or unlikely.

7.5. Exclusivity. Until such time, if any, as this Agreement is terminated pursuant to this Agreement, Ukabobs and Verify will not, directly or indirectly, solicit, initiate, entertain or accept any inquiries or proposals from, discuss or negotiate with, provide any non-public information to, or consider the merits of any unsolicited inquiries or proposals from, any person or entity relating to any transaction involving the sale of the business or assets (other than in the ordinary course of business), or any of the capital stock of Ukabobs or Verify, as applicable, or any merger, consolidation, business combination, or similar transaction other than as contemplated by this Agreement.

7.6. Conduct of Ukabobs and Verify Business Prior to Closing. From the date of this Agreement to the Closing Date, and except to the extent that Verify otherwise consents in writing, Ukabobs will operate its business substantially as presently operated and only in the ordinary course and in compliance with all applicable laws, and use its best efforts to preserve intact its good reputation and present business organization and to preserve its relationships with persons having business dealings with it. Likewise, from the date of this Agreement to the Closing Date, and except to the extent that Ukabobs otherwise consents in writing, Verify will operate its business substantially as presently operated and only in the ordinary course and in compliance with all applicable laws, and use its best efforts to preserve intact its good reputation and present business organization and to preserve its relationships with persons having business dealings with it.

7.7. Certain Acts Prohibited - Ukabobs. Except as expressly contemplated by this Agreement or for purposes in furtherance of this Agreement, between the date of this Agreement and the Closing Date, Ukabobs will not, without the prior written consent of Verify:

     (a)  alter itsCertificate of Formation or other constating documents;

     (b) incur any liability or obligation other than in the ordinary course of business or encumber or permit the encumbrance of any properties or assets of Ukabobs except in the ordinary course of business;

     (c) dispose of or contract to dispose of any Ukabobs property or assets, including the Intellectual Property Assets, except in the ordinary course of business consistent with past practice;

     (d) issue, deliver, sell, pledge or otherwise encumber or subject to any lien any portion of the Ukabobs Membership Interests, or any rights, warrants or options to acquire, any such Membership Interest;

     (e)  not:

          (i) declare, set aside or pay any dividends on, or make any other distributions in respect of the Ukabobs Membership Interest, or

          (ii) split, combine or reclassify the Ukabobs Membership Interest or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any portion of the Ukabobs Membership Interest; or

     (f) not materially increase benefits or compensation expenses of Ukabobs, other than as contemplated by the terms of any employment agreement in existence on the date of this Agreement, increase the cash compensation of any director, executive officer or other key employee or pay any benefit or amount not required by a plan or arrangement as in effect on the date of this Agreement to any such person.

7.8. Public Announcements. Verify and Ukabobs each agree that they will not release or issue any reports or statements or make any public announcements relating to this Agreement or the Transaction contemplated herein without the prior written consent of the other party, except as may be required upon written advice of counsel to comply with applicable laws or regulatory requirements after consulting with the other party hereto and seeking their reasonable consent to such announcement.

8. CLOSING

8.1. Closing. The Closing shall take place on the Closing Date at the offices of the lawyers for Verify or at such other location as agreed to by the parties. Notwithstanding the location of the Closing, each party agrees that the Closing may be completed by the exchange of undertakings between the respective legal counsel for Ukabobs and Verify, provided such undertakings are satisfactory to each party's respective legal counsel.

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
8.2. Closing Deliveries of Ukabobs and the Selling Members. At Closing, Ukabobs and the Selling Members will deliver or cause to be delivered the following, fully executed and in the form and substance reasonably satisfactory to Verify:

     (a) copies of all resolutions and/or consent actions adopted by or on behalf of the managing members or the Selling Members of Ukabobs, as required by the constating documents of Ukabobs, evidencing approval of this Agreement and the Transaction;

     (b) if any of the Selling Members/owners appoint any person, by power of attorney or equivalent, to execute this Agreement or any other agreement, document, instrument or certificate contemplated by this agreement, on behalf of the Selling Members, a valid and binding power of attorney or equivalent from such Selling Member;

     (c)  documents   representing  the  ownership  of  the  Ukabobs  Membership
          Interest as required by Section 2.3 of this Agreement;

     (d) all certificates and other documents required by Sections 2.3 and 5.1 of this Agreement;

     (e) the Ukabobs Documents, the Ukabobs Books and Records and any other necessary documents, each duly executed by Ukabobs, as required to give effect to the Transaction;

8.3. Closing Deliveries of Verify. At Closing, Verify will deliver or cause to be delivered the following, fully executed and in the form and substance reasonably satisfactory to Ukabobs:

     (a) copies of all resolutions and/or consent actions adopted by or on behalf of the board of directors of Verify evidencing approval of this Agreement and the Transaction;

     (b) all certificates and other documents required by Section 5.2 of this Agreement;

     (c) the Verify Documents and any other necessary documents, each duly executed by Verify, as required to give effect to the Transaction; and

8.4. Additional Closing Delivery of Verify. At Closing, Verify will deliver or cause to be delivered the share certificates representing the Verify Shares.

9. TERMINATION.

9.1. Termination. This Agreement may be terminated at any time prior to the Closing Date contemplated hereby by:

     (a)  mutual agreement of Verify and Ukabobs;

     (b) Verify, if there has been a material breach by Ukabobs or any of the Selling Members of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of Ukabobs or the Selling Members that is not cured, to the reasonable satisfaction of Verify, within ten business days after notice of such breach is given by Verify (except that no cure period will be provided for a breach by Ukabobs or the Selling Members that by its nature cannot be cured);

     (c) by election of either party, if the Closing is not achieved by the Closing Date, provided that neither party may elect termination pursuant this section 5.1(c) if the failure to achieve Closing resulted solely from the electing party's failure to satisfy its closing deliveries in accordance with section 4 hereunder.

     (d) Ukabobs, if there has been a material breach by Verify of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of Verify that is not cured by the breaching party, to the reasonable satisfaction of Ukabobs, within ten business days after notice of such breach is given by Ukabobs (except that no cure period will be provided for a breach by Verify that by its nature cannot be cured); or

     (e) Verify or Ukabobs if any permanent injunction or other order of a governmental entity of competent authority preventing the consummation of the Transaction contemplated by this Agreement has become final and non-appealable.

9.2. Effect of Termination. In the event of the termination of this Agreement as provided in Section 9.1, this Agreement will be of no further force or effect, provided, however, that section 7.3 (Confidentiality) and section 11 (Miscellaneous Provisions) of this Agreement shall survive termination of this Agreement, and no termination of this Agreement will relieve any party of liability for any breaches of this Agreement failure to perform any obligations that occurred prior to the date of termination.

10. INDEMNIFICATION, REMEDIES, SURVIVAL

10.1.Certain Definitions. For the purposes of this Article 9 the terms "Loss" and "Losses" mean any and all demands, claims, actions or causes of action, assessments, losses, damages, Liabilities, costs, and expenses, including without limitation, interest, penalties, fines and reasonable attorneys, accountants and other professional fees and expenses, but excluding any indirect, consequential or punitive damages suffered by Verify or Ukabobs including damages for lost profits or lost business opportunities.

10.2.Agreement of Ukabobs to Indemnify. Ukabobs will indemnify, defend, and hold harmless, to the full extent of the law, Verify and its Members from, against, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by Verify and its members by reason of, resulting from, based upon or arising out of:

     (a) the material breach by Ukabobs of any representation or warranty of Ukabobs contained in or made pursuant to this Agreement, any Ukabobs Document or any certificate or other instrument delivered pursuant to this Agreement; or

     (b) the material breach or material partial breach by Ukabobs of any covenant or agreement of Ukabobs made in or pursuant to this Agreement, any Ukabobs Document or any certificate or other instrument delivered pursuant to this Agreement.

10.3.Agreement of the Selling Members to Indemnify. The Selling Members will indemnify, defend, and hold harmless, to the full extent of the law, Verify and its members from, against, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by Verify and its members by reason of, resulting from, based upon or arising out of:

     (a) any material breach by the Selling Members of Section 2.2 of this Agreement; or

     (b) any misstatement, misrepresentation or breach of the representations and warranties made by the Selling Members contained in or made pursuant to the Regulation S Certificate, Rule 506 Certificate or the Questionnaire executed by each Selling Member as part of the share exchange procedure detailed in Section 2.3 of this Agreement.

10.4.Agreement of Verify to Indemnify. Verify will indemnify, defend, and hold harmless, to the full extent of the law, Ukabobs and the Selling Members from, against, for, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by Ukabobs and the Selling Members by reason of, resulting from, based upon or arising out of:

     (a) the breach by Verify of any representation or warranty of Verify contained in or made pursuant to this Agreement, any Verify Document or any certificate or other instrument delivered pursuant to this Agreement; or

     (b) the breach or partial breach by Verify of any covenant or agreement of Verify made in or pursuant to this Agreement, any Verify Document or any certificate or other instrument delivered pursuant to this Agreement.

11. MISCELLANEOUS PROVISIONS

11.1.Effectiveness of Representations; Survival. Each party is entitled to rely on the representations, warranties and agreements of each of the other parties and all such representation, warranties and agreement will be effective regardless of any investigation that any party has undertaken or failed to undertake. Unless otherwise stated in this Agreement, and except for instances of fraud, the representations, warranties and agreements will survive the Closing Date and continue in full force and effect until one
     (1) year after the Closing Date.

11.2.Further Assurances. Each of the parties hereto will co-operate with the others and execute and deliver to the other parties hereto such other instruments and documents and take such other actions as may be reasonably requested from time to time by any other party hereto as necessary to carry out, evidence, and confirm the intended purposes of this Agreement.

11.3.Amendment. This Agreement may not be amended except by an instrument in writing signed by each of the parties.

11.4.Expenses.  Verify  will  bear all costs  incurred  in  connection  with the preparation, execution and performance of this Agreement and the Transaction contemplated hereby, including all fees and expenses of agents, representatives and accountants; provided that Verify and Ukabobs will bear its respective legal costs incurred in connection with the preparation, execution and performance of this Agreement and the Transaction contemplated hereby. Notwithstanding the foregoing, in the event that the Closing does not occur, each of the parties will be responsible for all costs (including, but not limited to, financial advisory, accounting, legal and other professional or consulting fees and expenses) incurred by it in connection with the transactions hereby contemplated.

11.5.Entire Agreement. This Agreement, the schedules attached hereto and the other documents in connection with this transaction contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior arrangements and understandings, both written and oral, expressed or implied, with respect thereto. Any preceding correspondence or offers are expressly superseded and terminated by this Agreement.

11.6.Notices. All notices and other  communications  required or permitted under this Agreement must be in writing and will be deemed given if sent by personal delivery, faxed with electronic confirmation of delivery, internationally-recognized express courier or registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as will be specified by like notice):

     If to Ukabobs or any of the Selling Members:

     VERIFY SMART CORP.
     564 Wedge Lane.
     Fernley, Nevada 89408

     Attention:
     Fax:
     E-mail:

     To Ukabobs at:

     UKABOBS
     16 South Avenue West, Suite 168
     Cranford, New Jersey 07016

     Attention:
     Fax:
     E-mail:

All such notices and other communications will be deemed to have been received:

     (a)  in the case of personal delivery, on the date of such delivery;

     (b) in the case of a fax, when the party sending such fax has received electronic confirmation of its delivery;

     (c) in the case of delivery by internationally-recognized express courier, on the business day following dispatch; and

     (d)  in the case of mailing, on the fifth business day following mailing.

11.7.Headings. The headings contained in this Agreement are for convenience purposes only and will not affect in any way the meaning or interpretation of this Agreement.

11.8.Benefits. This Agreement is and will only be construed as for the benefit of or enforceable by those persons party to this Agreement.

11.9.Assignment. This Agreement may not be assigned (except by operation of law) by any party without the consent of the other parties.

11.10. Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts made and to be performed therein.

11.11. Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

11.12. Gender. All references to any party will be read with such changes in number and gender as the context or reference requires.

11.13. Business Days. If the last or appointed day for the taking of any action required or the expiration of any rights granted herein shall be a Saturday, Sunday or a legal holiday in the State of Nevada, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday, Sunday or such a legal holiday.

11.14. Counterparts. This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

11.15. Fax Execution. This Agreement may be executed by delivery of executed signature pages by fax and such fax execution will be effective for all purposes.

11.16. Schedules and Exhibits. The schedules and exhibits are attached to this Agreement and incorporated herein.

                            [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

VERIFY SMART CORP.


Per: /s/ Tony Cinotti
     ---------------------------------
     Tony Cinotti
Its: Director and Authorized Signatory

UKABOBS LLC


Per: /s/ Mitesh Patel
     ---------------------------------
     Mitesh Patel
Its: Member and Authorized Signatory


Per: /s/ Paul DiMarco
     ---------------------------------
     Paul DiMarco
Its: Member and Authorized Signatory

                                   SCHEDULE 1

                         TO THE SHARE PURCHASE AGREEMENT

          AMONG VERIFY SMART CORP., UKABOBS LLC AND THE SELLING MEMBERS
                   AS SET OUT IN THE SHARE PURCHASE AGREEMENT

                               THE SELLING MEMBERS

                                                                Percentage of      Percentage of
                                                                  $100,000           $200,000            Total Number
                                                               Purchase Price      Purchase Price         of Verify
                                              Percentage of    Payable Within      Payable Within        Shares to be
                                                 Ukabob       5 days following   12 months following      issued by
                                               Membership       Execution of         Closing of           Verify on
Name                      Address             Interest Held    this Agreement      this Agreement          Closing
----                      -------             -------------    --------------      --------------          -------
Paul DiMarco           467 Brookside Place,                         43%                                   3,784,000
                       Cranford, NJ

Mitesh Patel           104 Camelot Ct.,                             43%                                   3,784,000
                       Princeton, NJ 08540

Richard S. Langford                                                  5%                                     440,000

Michael McManus                                                      4%                                     352,000

Jeffrey Zambel                                                       2%                                     176,000

Steven R. Suchin       949 Ohio Avenue                               2%                                     176,000
                       Midland, PA 15059

Sachinkumar Patel      17 Ducatel Cres.                            .50%                                      44,000
                       Ajax, ON,
                       L1T0B1, Canada

Siddharth Patel        9 Washburn Street, Apt #2                   .50%                                      44,000
                       Jersey City, NJ 07306                      ----                                    ---------

TOTAL:                                                             100%                                   8,800,000
                                                                  ====                                    =========

                                   SCHEDULE 1A
                         TO THE SHARE PURCHASE AGREEMENT

          AMONG VERIFY SMART CORP., UKABOBS LLC AND THE SELLING MEMBERS
                   AS SET OUT IN THE SHARE PURCHASE AGREEMENT

ACKNOWLEDGED AND AGREED TO THIS _______ day of __________________, 2012, BY:


----------------------------------------------------------
(Name of Subscriber - Please type or print)

----------------------------------------------------------
(Signature and, if applicable, Office)

----------------------------------------------------------
(Address of Subscriber)

----------------------------------------------------------
(City, State or Province, Postal Code of Subscriber)

----------------------------------------------------------
(Country of Subscriber)

----------------------------------------------------------
(Telephone number of Subscriber)

----------------------------------------------------------
(Social Security/Insurance No. of Subscriber)

                                   SCHEDULE 2

                         TO THE SHARE PURCHASE AGREEMENT

          AMONG VERIFY SMART CORP., UKABOBS LLC AND THE SELLING MEMBERS
                   AS SET OUT IN THE SHARE PURCHASE AGREEMENT

                       CERTIFICATE OF NON-U.S. SHAREHOLDER

In connection with the issuance of common stock (the "Verify Shares") of Verify Smart Corp., a Nevada corporation ("Verify"), to the undersigned, pursuant to that certain Share Purchase Agreement dated April19 2012, (the "Agreement"), among Verify, Ukabobs LLC, a New Jersey Limited LiabilityCompany ("Ukabobs") and the members of Ukabobs as set out in the Agreement (each, a "Selling Member"), the undersigned Selling Member hereby agrees, acknowledges, represents and warrants that:

     1. the undersigned is not a "U.S. Person" as such term is defined by Rule 902 of Regulation S under the United States Securities Act of 1933, as amended ("U.S. Securities Act") (the definition of which includes, but is not limited to, an individual resident in the U.S. and an estate or trust of which any executor or administrator or trust, respectively is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the U.S.);

     2. none of the Verify Shares have been or will be registered under the U.S. Securities Act, or under any state securities or "blue sky" laws of any state of the United States, and may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S, except in accordance with the provisions of Regulation S or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the U.S. Securities Act and in compliance with any applicable state and foreign securities laws;

     3. the Selling Member understands and agrees that offers and sales of any of the Verify Shares prior to the expiration of a period of one year after the date of original issuance of the Verify Shares (the one year period hereinafter referred to as the "Distribution Compliance Period") shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the U.S. Securities Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the U.S. Securities Act or an exemption therefrom and in each case only in accordance with applicable state and foreign securities laws;

     4. the Selling Member understands and agrees not to engage in any hedging transactions involving any of the Verify Shares unless such transactions are in compliance with the provisions of the U.S. Securities Act and in each case only in accordance with applicable state and provincial securities laws;

     5. the Selling Member is acquiring the Verify Shares for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Verify Shares in the United States or to U.S. Persons;

     6. the Selling Member has not acquired the Verify Shares as a result of, and will not itself engage in, any directed selling efforts (as defined in Regulation S under the U.S. Securities Act) in the United States in respect of the Verify Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Verify Shares; provided, however, that the Selling Members may sell or otherwise dispose of the Verify Shares pursuant to registration thereof under the U.S. Securities Act and any applicable state and provincial securities laws or under an exemption from such registration requirements;

     7. the statutory and regulatory basis for the exemption claimed for the sale of the Verify Shares, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act or any applicable state and provincial securities laws;

     8. Verify has not undertaken, and will have no obligation, to register any of the Verify Shares under the U.S. Securities Act;

     9. Verify is entitled to rely on the acknowledgements, agreements, representations and warranties and the statements and answers of the Selling Member contained in the Agreement and this Certificate, and the Selling Member will hold harmless Verify from any loss or damage either one may suffer as a result of any such acknowledgements, agreements, representations and/or warranties made by the Selling Member not being true and correct;

     10. the undersigned has been advised to consult their own respective legal, tax and other advisors with respect to the merits and risks of an investment in the Verify Shares and, with respect to applicable resale restrictions, is solely responsible (and Verify is not in any way responsible) for compliance with applicable resale restrictions;

     11. the undersigned and the undersigned's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from Verify in connection with the acquisition of the Verify Shares under the Agreement, and to obtain additional information, to the extent possessed or obtainable by Verify without unreasonable effort or expense;

     12. the books and records of Verify were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the undersigned during reasonable business hours at its principal place of business and that all documents, records and books in connection with the acquisition of the Verify Shares under the Agreement have been made available for inspection by the undersigned, the undersigned's attorney and/or advisor(s);

     13. the undersigned:

          (a) is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulators having application in the jurisdiction in which the undersigned is resident (the "International Jurisdiction") which would apply to the acquisition of the Verify Shares;

          (b) the undersigned is acquiring the Verify Shares pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws or, if such is not applicable, the undersigned is permitted to acquire the Verify Shares under the applicable securities laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions;

          (c) the applicable securities laws of the authorities in the International Jurisdiction do not require Verify to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Verify Shares; and

          (d) the acquisition of the Verify Shares by the undersigned does not trigger:

               (i) any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction; or

               (ii) any continuous disclosure reporting obligation of Verify in the International Jurisdiction; and

               the undersigned will, if requested by Verify, deliver to Verify a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in Sections 13(c) and 13(d) above to the satisfaction of Verify, acting reasonably;

     14. the undersigned (i) is able to fend for itself in connection with the acquisition of the Verify Shares; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Verify Shares; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

     15. the undersigned is not aware of any advertisement of any of the Verify Shares and is not acquiring the Verify Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

     16.  no  person  has  made  to  the   undersigned   any   written  or  oral
representations:

          (a) that any  person  will  resell  or  repurchase  any of the  Verify
Shares;

          (b) that any person will refund the purchase price of any of the Verify Shares;

          (c) as to the future price or value of any of the Verify Shares; or

          (d) that any of the Verify Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Verify Shares on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of Verify on the OTC Bulletin Board;

     17. none of the Verify Shares are listed on any stock exchange or automated dealer quotation system and no representation has been made to the undersigned that any of the Verify Shares will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of Verify on the OTC Bulletin Board;

     18. the undersigned is outside the United States when receiving and executing this Agreement and is acquiring the Verify Shares as principal for their own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Verify Shares;

     19. neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Verify Shares;

     20. the Verify Shares are not being acquired, directly or indirectly, for the account or benefit of a U.S. Person or a person in the United States;

     21. the undersigned acknowledges and agrees that Verify shall refuse to register any transfer of Verify Shares not made in accordance with the provisions of Regulation S, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration under the U.S. Securities Act;

     22. the undersigned understands and agrees that the Verify Shares will bear the following legend:

     "THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

     NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT."

     23. the address of the undersigned included herein is the sole address of the undersigned as of the date of this certificate.

IN WITNESS WHEREOF, I have executed this Certificate of Non-U.S. Shareholder.

Date:                         , 2012
     -------------------------


-------------------------------------------------
Signature

-------------------------------------------------
Print Name

-------------------------------------------------
Title (if applicable)

-------------------------------------------------
Address

-------------------------------------------------

                                   SCHEDULE 3

                         TO THE SHARE PURCHASE AGREEMENT

          AMONG VERIFY SMART CORP., UKABOBS LLC AND THE SELLING MEMBER
                   AS SET OUT IN THE SHARE PURCHASE AGREEMENT

                   CERTIFICATE OF ACCREDITED U.S. SHAREHOLDER

In connection with the issuance of common stock (the "Verify Shares") of Verify Smart Corp., a Nevada corporation ("Verify"), to the undersigned, pursuant to that certain Share Exchange Agreement dated ____, 2012. (the "Agreement"), among Verify, Ukabobs LLC., a New Jersey Limited Liability Company ("Ukabobs") and the members of Ukabobs as set out in the Agreement (each, a "Selling Member"), the undersigned Selling Member hereby agrees, acknowledges, represents and warrants that:

         1. the undersigned satisfies one or more of the categories of "Accredited Investors", as defined by Regulation D promulgated under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), as indicated below: (Please initial in the space provide those categories, if any, of an "Accredited Investor" which the undersigned satisfies.)

_______ Category 1  An organization described in Section 501(c)(3) of the United
                    States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of US $5,000,000. -

_______ Category 2  A natural person whose  individual  net worth,  or joint net worth with that person's spouse, on the date of purchase exceeds US $1,000,000.

_______ Category 3  A natural  person who had an individual  income in excess of
                    US $200,000 in each of the two most recent years or joint income with that person's spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

_______ Category 4  A "bank" as defined under Section  (3)(a)(2) of the 1933 Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the SECURITIES EXCHANGE ACT OF 1934 (United States); an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the INVESTMENT COMPANY ACT OF 1940 (United States) or a business development company as defined in
                    Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the SMALL BUSINESS INVESTMENT ACT OF 1958 (United States); a plan with total assets in excess of $5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in
                    Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of

                    $5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors.

_______ Category  5 A private business development company as defined in Section
                    202(a)(22) of the INVESTMENT ADVISERS ACT OF 1940 (United States).

_______ Category 6  A director or executive officer of the Company. -

_______ Category 7  A trust  with  total  assets in excess  of  $5,000,000,  not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act. -

_______ Category 8  An entity  in which all of the  equity  owners  satisfy  the requirements of one or more of the foregoing categories.

Note that for any of the Selling Member claiming to satisfy one of the above categories of Accredited Investor may be required to supply the Company with a balance sheet, prior years' federal income tax returns or other appropriate documentation to verify and substantiate the Subscriber's status as an Accredited Investor.

If the Selling Member is an entity which initialed Category 8 in reliance upon the Accredited Investor categories above, state the name, address, total personal income from all sources for the previous calendar year, and the net worth (exclusive of home, home furnishings and personal automobiles) for each equity owner of the said entity:

     2. none of the Verify Shares have been or will be registered under the U.S. Securities Act, or under any state securities or "blue sky" laws of any state of the United States, and may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S, except in accordance with the provisions of Regulation S or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the U.S. Securities Act and in compliance with any applicable state and foreign securities laws;

     3. the Selling Member understands and agrees that offers and sales of any of the Verify Shares shall be made only in compliance with the registration provisions of the U.S. Securities Act or an exemption therefrom and in each case only in accordance with applicable state and foreign securities laws;

     4. the Selling Member understands and agrees not to engage in any hedging transactions involving any of the Verify Shares unless such transactions are in compliance with the provisions of the U.S. Securities Act and in each case only in accordance with applicable state and provincial securities laws;

     5. the Selling Member is acquiring the Verify Shares for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Verify Shares in the United States or to U.S. Persons;

     6. Verify has not undertaken, and will have no obligation, to register any of the Verify Shares under the U.S. Securities Act;

     7. Verify is entitled to rely on the acknowledgements, agreements, representations and warranties and the statements and answers of the Selling Member contained in the Agreement and this Certificate, and the Selling Member will hold harmless Verify from any loss or damage either one may suffer as a result of any such acknowledgements, agreements, representations and/or warranties made by the Selling Member not being true and correct;

     8. the undersigned has been advised to consult their own respective legal, tax and other advisors with respect to the merits and risks of an investment in the Verify Shares and, with respect to applicable resale restrictions, is solely responsible (and Verify is not in any way responsible) for compliance with applicable resale restrictions;

     9. the undersigned and the undersigned's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from Verify in connection with the acquisition of the Verify Shares under the Agreement, and to obtain additional information, to the extent possessed or obtainable by Verify without unreasonable effort or expense;

     10. the books and records of Verify were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the undersigned during reasonable business hours at its principal place of business and that all documents, records and books in connection with the acquisition of the Verify Shares under the Agreement have been made available for inspection by the undersigned, the undersigned's attorney and/or advisor(s);

     11. the undersigned:

     (a) is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulators having application in the jurisdiction in which the undersigned is resident (the "International Jurisdiction") which would apply to the acquisition of the Verify Shares;

     (b) the undersigned is acquiring the Verify Shares pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws or, if such is not applicable, the undersigned is permitted to acquire the Verify Shares under the applicable securities laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions;

     (c) the applicable securities laws of the authorities in the International Jurisdiction do not require Verify to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Verify Shares; and

     (d) the acquisition of the Verify Shares by the undersigned does not trigger:

          (i) any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction; or

          (ii) any continuous disclosure reporting obligation of Verify in the International ( Jurisdiction; and

          the undersigned will, if requested by Verify, deliver to Verify a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in Sections 11(c) and 11(d) above to the satisfaction of Verify, acting reasonably;

     12. the undersigned (i) is able to fend for itself in connection with the acquisition of the Verify Shares; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Verify Shares; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

     13. the undersigned is not aware of any advertisement of any of the Verify Shares and is not acquiring the Verify Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

     14.  no  person  has  made  to  the   undersigned   any   written  or  oral
representations:

     (a)  that any person will resell or repurchase any of the Verify Shares;

     (b) that any person will refund the purchase price of any of the Verify Shares;

     (c)  as to the future price or value of any of the Verify Shares; or

     (d) that any of the Verify Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Verify Shares on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of Verify on the OTC Bulletin Board;

     15. none of the Verify Shares are listed on any stock exchange or automated dealer quotation system and no representation has been made to the undersigned that any of the Verify Shares will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of Verify on the OTC Bulletin Board;

     16. the undersigned is acquiring the Verify Shares as principal for their own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Verify Shares;

     17. neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Verify Shares;

     18. the undersigned acknowledges and agrees that Verify shall refuse to register any transfer of Verify Shares not made in accordance with the provisions of Regulation S, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration under the U.S. Securities Act;

     19. the undersigned understands and agrees that the Verify Shares will bear the following legend:

     "NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT."

     20. the address of the undersigned included herein is the sole address of the undersigned as of the date of this certificate.

IN WITNESS WHEREOF, I have executed this Certificate of U.S. Shareholder.

Date:                            , 2010.
     ----------------------------


--------------------------------------------
Signature

--------------------------------------------
Print Name

--------------------------------------------
Title (if applicable)

--------------------------------------------
Address

--------------------------------------------

                                   SCHEDULE 3A

                         TO THE SHARE PURCHASE AGREEMENT

          AMONG VERIFY SMART CORP., UKABOBS LLC AND THE SELLING MEMBER
                   AS SET OUT IN THE SHARE PURCHASE AGREEMENT

                 CERTIFICATE OF NON-ACCREDITED U.S. SHAREHOLDER

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the subscription between Verify Smart Corp. and the undersigned Selling Member.

This Questionnaire is for use by a Selling Member who is a US person (as that term is defined Regulation S of the United States Securities Act of 1933 (the "1933 Act"))in connection with the issuance of common stock (the "Verify Shares") of Verify Smart Corp., a Nevada corporation ("Verify"), to the undersigned, pursuant to that certain Share Exchange Agreement dated ____, 2012. (the "Agreement"), among Verify, Ukabobs LLC., a New Jersey Limited Liability Company ("Ukabobs") and the members of Ukabobs as set out in the Agreement (each, a "Selling Member"). The purpose of this Questionnaire is to assure Verify that the Selling Member will meet the standards imposed by the 1933 Act and the appropriate exemptions of applicable state securities laws. Verify will rely on the information contained in this Questionnaire for the purposes of such determination. The Securities will not be registered under the 1933 Act in reliance upon the exemption from registration afforded by Section 4(2) of the 1933 Act and Rule 506 of Regulation D promulgated thereunder. This Questionnaire is not an offer of Securities or any other securities of Verify in any state other than those specifically authorized by the Issuer.

All information contained in this Questionnaire will be treated as confidential. However, by signing and returning this Questionnaire, the Selling Member agrees that, if necessary, this Questionnaire may be presented to such parties as the Verify deems appropriate to establish the availability, under the 1933 Act or applicable state securities law, of exemption from registration in connection with the issuance of the Securities hereunder.

Please attach additional pages if necessary to answer any question fully.

REPRESENTATIONS OF SELLING MEMBER

This item is presented in alternative form. Please initial in the space provided the applicable alternative.

_____ 1. ALTERNATIVE ONE: The Selling Member covenants, represents and warrants to verify that it has such knowledge and experience in financial and business matters that it is capable of evaluating the relative merits and risks of an investment in the Securities and Issuer and is not utilizing a Purchaser Representative in connection with evaluating such merits and risks. The Selling Member is providing evidence of its knowledge and experience in these matters through the information requested below in this Questionnaire; or

_____ 2. ALTERNATIVE TWO: The Selling Member covenants, represents and warrants to Verify that it has chosen to use the services of a Purchaser Representative acceptable to the Selling Member in connection with the Selling Member's acquisition of the Securities. The Selling Member hereby acknowledges that the person named below is its Purchaser
          Representative who will assist and advise the Selling Member in evaluating the merits and risks of an investment in the Securities and Verify and affirms that such Purchaser Representative has previously disclosed in writing any material relationship that exists between the Purchaser Representative (or its affiliates) and Verify (or its affiliates) that is mutually understood to be contemplated, or that has existed at any time during the previous two years, and any compensation received or to be received as a result of such relationship.

--------------------------------------------------------------------------------
(name of Purchaser Representative)

--------------------------------------------------------------------------------
(address of Purchaser Representative)

If the Selling Member utilizes a Purchaser  Representative,  this  Questionnaire
must  be  accompanied  by  a  completed  and  signed  Purchaser   Representative
Questionnaire, a copy of which can be obtained from Verify upon request; and

3. The Selling Member further acknowledges being furnished with the following specified information a reasonable time prior to purchase of the Securities and acknowledges reviewing Verify's public record available on the SEC website at www.sec.gov:

     (i) Verify's Quarterly Report on Form 10-Q for the quarter ended March 31, 2012,

     (ii) Verify's Annual Report on Form 10-K for the year ended June 30, 2011;

     (iii) Verify's Annual Report on Form 10-K for the year ended June 30, 2010;

     (iv) the audited financial statements of Ukabobs LLC for the year ended December 31, 2011;

     (v) the audited financial statements of Ukabobs LLC for the year ended December 31, 2010;

     (vi) the unaudited financial statements of Ukabobs LLC for the quarter ended March 31, 2012;

     (vii)a brief description of the Securities being distributed, and any material changes in Verify's affairs that are not disclosed in the documents furnished; and

4. The Selling Member further acknowledges that at a reasonable time prior to the acquisition of the Securities, it has been afforded the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and to obtain any additional information which Verify possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of the information furnished.

FOR INDIVIDUAL SELLING MEMBERS

1. Name:
        ------------------------------------------------------------------------

2. Residential Address & Telephone Number:
                                          --------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3. Length of Residence in State of Residence:
                                             -----------------------------------

4. U.S. Citizen: _____ Yes _____ No

5. Social Security Number:
                          ------------------------------------------------------

6. Business Address & Telephone Number:
                                       -----------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. Preferred Mailing Address: _____ Residence _____  Business

8. Other:
         -----------------------------------------------------------------------

9. Date of Birth:
                 ---------------------------------------------------------------

10. Employer and Position:
                          ------------------------------------------------------

11. Name of Business:
                     -----------------------------------------------------------

12. Business or Professional Education and Degrees:

School                             Degree                        Year Received

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

13. Prior Employment (last 5 years):

Employer                      Nature of Duties               Dates of Employment

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FOR INVESTORS THAT ARE CORPORATIONS, PARTNERSHIPS, TRUSTS OR OTHER ENTITIES

15. Name:
         -----------------------------------------------------------------------

16. Address of Principal
    Office:
           ---------------------------------------------------------------------

17. Telephone:
             -------------------------------------------------------------------

18. Date and State of Incorporation or
    Organization:
                 ---------------------------------------------------------------

--------------------------------------------------------------------------------

19. Taxpayer Identification Number:
                                   ---------------------------------------------

20. Nature of Business:
                       ---------------------------------------------------------

21. Individual Authorized to Execute this Questionnaire (indicate name and office):
            --------------------------------------------------------------------

--------------------------------------------------------------------------------

FOR ALL INVESTORS

22. Relationship to Verify, if any:

--------------------------------------------------------------------------------

23. Is the Selling Member an officer of director of a publicly-held company?

    ____ Yes   _____ No

    If yes, specify company:
                            ----------------------------------------------------

24. Does the Selling Member beneficially own 10% or more of the voting securities of a publicly-held company?

    ____ Yes   _____ No

    If yes, specify company:
                            ----------------------------------------------------

25. Within the last 5 years, has the Selling Member personally invested in investments sold by means of private placements in reliance on exemptions from registration under the 1933 Act and State securities laws?

    ____ Yes   _____ No

26. Prior investments by the Selling Member which were purchased in reliance on exemptions from registration under the 1933 Act and State securities laws (initial the highest number applicable):

Amount (Cumulative)

Real Estate:

None: _____  Up to $50,000 _____  $50,000 to $250,000 _____ Over $250,000 _____

Securities:

None: _____  Up to $50,000 _____  $50,000 to $250,000 _____ Over $250,000 _____

Other:

None: _____  Up to $50,000 _____  $50,000 to $250,000 _____ Over $250,000 _____

27. Does  the  Selling  Member   consider  itself  to  be  an  experienced  and
    sophisticated investor?

    ____ Yes  _____ No

    If so, please provide evidence of investment sophistication and/or experience:

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

28. Does the Selling Member, or any person authorized to execute this Questionnaire, consider itself to have such knowledge of Verify and its business and such experience in financial and business matters to enable it to evaluate the merits and risks of an investment in the Securities and Verify, should the Selling Member be given an opportunity to so invest?

    ____ Yes  _____ No

29. If the Selling  Member is an  individual,  please  indicate the Selling
    Member's  and  his/her  spouse's   combined  gross  income  during  the
    preceding two years (initial the highest number applicable):

             2006                                           2007

    _____    Less than $75,000                  _____    Less than $75,000

    _____    $75,001 to $100,000                _____    $75,001 to $100,000

    _____    $100,001 to $200,000               _____    $100,001 to $200,000

    _____    $200,001 to $300,000               _____    $200,001 to $300,000

    _____    $Over $300,000                     _____    $Over $300,000

30. If the Selling Member is an individual, please indicate the Selling Member's and his/her spouse's combined estimated net worth (exclusive of home, home furnishings and personal automobiles) (initial the highest number applicable):

    _____    Less than $100,000                 _____    $300,0001 to $500,000

    _____    $100,001 to $200,000               _____    $500,001 to $1,000,000

    _____    $200,001 to $300,000               _____    Over $1,000,000

31. Regardless of the amount of the proposed investment:

     (a) Will the Selling Member's proposed investment exceed 10% of its individual net worth, or the Selling Member's joint net worth with its spouse as determined in subparagraph 33 above?

          _____ Yes   _____ No

     (b) Will the Selling Member be able to bear the economic risk of its investment in this transaction?

          _____ Yes   _____ No

32. If the Selling Member does not qualify as an Accredited Investor, please provide answers to the following questions (Accredited Investors may omit answers to this paragraph).

     (a) State total assets of the Selling Member, including cash, stocks and bonds, automobiles, real estate, and any other assets:

          $
           ---------------------------------------------------------------------

     (b) State total liabilities of the Selling Member including real estate indebtedness, accounts payable, taxes payable and any other liabilities:

          $
           ---------------------------------------------------------------------

     (c) State annual income of the Selling Member including salary, securities income, rental income and any other income:

          $
           ---------------------------------------------------------------------

     (d) State annual expenses of the Selling Member, excluding ordinary living expenses, including real estate payments, rent, property taxes and other expenses:

          $
           ---------------------------------------------------------------------

     (e) Does the Selling Member expect the amount of its assets, liabilities, income and expenses, as stated above, to be subject to significant change in the future:

          ____ Yes   _____  No

          If yes, explain:

          ----------------------------------------------------------------------

FOR ALL SELLING MEMBERS

33. SELLING MEMBER'S ACKNOWLEDGEMENTS. The Selling Member acknowledges and agrees (on its own behalf and, if applicable, on behalf of each beneficial purchaser for whom the Selling Member is contracting hereunder) with Verify, the U.S. Affiliates and the Agents (which acknowledgements and agreements shall survive the Closing) that:

     (a) no agency, governmental authority, regulatory body, stock exchange or other entity has made any finding or determination as to the merit for investment of, nor have any such agencies or governmental authorities, regulatory bodies, stock exchanges or other entities made any recommendation or endorsement with respect to, the Securities;

     (b) the sale and delivery of the Securities is conditional upon such sale being exempt from the prospectus filing and registration requirements, and being exempt from the requirement to deliver an offering memorandum in connection with the distribution of the Securities under the applicable securities laws or upon the issuance of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus or registration statement;

     (c) none of the Securities have been or will be registered under the 1933 Act or the securities laws of any state and the Securities may not be offered or sold, directly or indirectly, in the United States to, or for the account or benefit of, a U.S. Person or a person in the United States unless registered under the 1933 Act and the securities laws of all applicable states or unless an exemption from such registration requirements is available, and Verify has no obligation or present intention of filing a registration statement under the U.S. Securities Act in respect of any of the Securities ;

     (d) the Selling Member may not offer, sell or transfer the Securities within the United States or to, or for the account or benefit of, a U.S. Person, unless the Securities are registered under the 1933 Act and the securities laws of all applicable states or an exemption from such registration requirements is available;

     (e) the acquisition of the Securities has not been made through or as a result of any "general solicitation or general advertising" (as such terms are used in Rule 502(c) of Regulation D) the distribution of the Securities has not been accompanied by any advertisement, including, without limitation, in printed public media, radio, television or telecommunications, including electronic display, or as part of a general solicitation;

     (f) the certificates evidencing the Securities will bear a legend, and the certificates evidencing the Warrant Shares may bear a legend, regarding restrictions on transfer as required pursuant to applicable Securities Laws, including applicable federal and state securities laws of the United States;

     (g) Verify is relying on an exemption from the requirements to provide the Selling Member with a prospectus or registration statement and to sell securities through a person or company registered to sell securities under the securities laws or other applicable securities legislation and, as a consequence of acquiring Securities pursuant to this exemption, certain protections, rights and remedies provided by the securities laws or other applicable securities legislation including statutory rights of rescission or damages, will not be available to the Selling Member; and

     (h) no person has made to the Selling Member any written or oral representations:

          (i)  that any person will resell or repurchase the Securities ;

          (ii) that any person will refund the purchase price of the Securities ; or

          (iii) as to the future price or value of any of the Securities .

FOR ALL SELLING MEMBERS

34. REPRESENTATIONS, WARRANTIES AND COVENANTS. The Selling Member hereby represents and warrants to, and covenants with Verify which representations, warranties and covenants shall survive the Closing, that as at the execution date of certificate and the Closing Date:

     (a) it acknowledges that Verify has not filed a prospectus or registration statement with any of the securities regulators or any other securities commission or similar authority in connection with the distribution of the Securities and that:

          (i) the Selling Member is restricted from using most of the civil remedies available under the applicable securities laws;

          (ii) the Selling Member may not receive information that would otherwise be required to be provided to him under the applicable securities laws;

          (iii) the Selling Member is relieved from certain obligations that it would otherwise be required to give if it provided a prospectus or registration statement under the applicable securities laws; and

          (iv) the issuance and sale of the Securities to the Selling Member is subject to the sale being exempt from the prospectus and registration requirements of the applicable securities laws.

     (b)  the Selling Member further acknowledges that:

          (i) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities ;

          (ii) there is no government or other insurance covering the Securities
               ;

          (iii) there are risks associated with the purchase of the Securities ; and

          (iv) there are restrictions on the Selling Member's (or beneficial purchaser's, if applicable) ability to re-sell the Securities and it is the responsibility of the Selling Member to find out what those restrictions are and to comply with them before selling the Securities;

     (c) if required by applicable Securities Laws, and any other applicable law the Selling Member will execute, deliver, file and otherwise assist Verify in filing such reports, undertakings and other documents with respect to the issuance of the Securities as may be required.

     (d) The Selling Member understands that the Securities are restricted securities (as defined in Rule 144 under the 1933 Act) and agrees that if it decides to offer, sell or otherwise transfer the Securities, it will not offer, sell or otherwise transfer any of such securities directly or indirectly, unless:

          (i)  the transfer is to Verify;

          (ii) The transfer is outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the 1933 Act ("REGULATION S") and in compliance with applicable local laws and regulations of the jurisdiction(s) in which such sale is made;

          (iii) the transfer is made pursuant to the exemption from t he registration requirements under the 1933 Act provided by Rule 144 thereunder, if available, and in accordance with applicable state securities laws; or

          (iv) the Securities are transferred in a transaction that does not require registration under the 1933 Act or any applicable state securities laws, and the Selling Member has prior to such sale furnished to Verify an opinion of counsel of recognized standing or other evidence of exemption, in either case reasonably satisfactory to Verify; and

     (e) the Selling Member understands and acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the 1933 Act or applicable U.S. state securities laws and regulations, the certificates representing the Securities, and all securities issued in exchange therefore or in substitution thereof, will bear a legend in substantially the following form:

     "THE SECURITIES REPRESENTED HEREBY (and if a warrant, the legend shall include the following: AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF) HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR: (A) TO THE ISSUER, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) WITH THE PRIOR CONSENT OF THE

     ISSUER, IN A TRANSACTION T HAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER HAS FURNISHED TO THE ISSUER AN OPINION TO SUCH EFFECT FROM COUNSEL OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE ISSUER PRIOR TO SUCH OFFER, SALE, PLEDGE OR TRANSFER."

The Selling Member hereby certifies that the information contained in this Questionnaire is complete and accurate and the Selling Member will notify Verify promptly of any change in any such information. If this Questionnaire is being completed on behalf of a corporation, partnership, trust or estate, the person executing on behalf of the Selling Member represents that it has the authority to execute and deliver this Questionnaire on behalf of such entity.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the _______ day of __________________, 2012.

If a Corporation, Partnership or
Other Entity:                              If an Individual:


------------------------------------       -------------------------------------
Print of Type Name of Entity               Signature


------------------------------------       -------------------------------------
Signature of Authorized Signatory          Print or Type Name

------------------------------------       -------------------------------------
Type of Entity                             Social Security/Tax I.D. No.

                                   SCHEDULE 4

                         TO THE SHARE PURCHASE AGREEMENT
      AMONG VERIFY SMART CORP., UKABOBS LLC AND THE SELLING MEMBERS AS SET
                      OUT IN THE SHARE PURCHASE AGREEMENT

                      DIRECTORS AND OFFICERS OF UKABOBS LLC

DIRECTORS: Paul R. DiMarco Mitesh Patel

OFFICERS: Paul R. DiMarco Mitesh Patel

                                   SCHEDULE 5

                         TO THE SHARE PURCHASE AGREEMENT
      AMONG VERIFY SMART CORP., UKABOBS LLC AND THE SELLING MEMBERS AS SET
                      OUT IN THE SHARE PURCHASE AGREEMENT

          UKABOBS LLC LEASES, SUBLEASES, CLAIMS, CAPITAL EXPENDITURES,
                       TAXES AND OTHER PROPERTY INTERESTS



   There are no Ukabobs Leases, Subleases, Claims Capital Expenditures, Taxes
              and Other Property Interests as at the Closing Date.

                                   SCHEDULE 6

                         TO THE SHARE PURCHASE AGREEMENT
      AMONG VERIFY SMART CORP., UKABOBS LLC AND THE SELLING MEMBERS AS SET
                      OUT IN THE SHARE PURCHASE AGREEMENT

                        UKABOBS LLC INTELLECTUAL PROPERTY

Ukabobs has developed a mobile content delivery platform which included specific program code developed and owned by Ukabobs. The delivery platform ( iM Direct) incorporates functionality which provides two way communication between the mobile phone and platform, establishes targeted databases thru the use of specific user defined distribution channels or groups, enables "push" technology to registered subscribers, enables the management of subscribers among many other features. Ukabobs has developed a robust "Mobile Channel Gateway" which is the backbone of the distribution of digital content to the mobile phone channel internationally.

Ukabobs  is  the  owner  and  operator  of   www.ukabobs.com   an  international
multi-media websites that enables the sale of digital content from authors and contributors worldwide.

Ukabobs is the owner and operator of www.imobileinteractive.com IMobile's Mass Communication Platform enables the instant delivery of information to mobile phones, email addresses and web pages with ease. The IMobile Platform combines the power of delivering text messages and multi-media messages to mobile phones within a single Web Portal interface eliminating the need to purchase and implement multiple applications for achieving the same result.

Ukabobs is the owner and operator of www.dealsbybigfoot.com which is a deal of the day type of service with full mobile capabilities including instant delivery of the discount voucher to the buyer's mobile.

DOMAINS OWNED BY UKABOBS:
Dealsbybigfoot.com
Ukabobs.com
Imobileinteractive.com
U2c.us
Goimobile.com
Iglobalinteractive.com

HARDWARE:
-1 server hosted at 1&1 commercial data center, leased on monthly fee basis -2 live gateway servers
-4 additional development/spare servers
-10 communication devices

SOFTWARE/LICENSES:
-MOZAT M2U Diamond Edition
-php
-mysql
-ActiveXperts Mobile Messaging Toolkit
-ImageMagik
-TVC

TRADEMARKS/COPY RIGHTS (UN-REGISTERED):
-all logos/icons on ukabobs.com
-all code for ukabobs.com
-all logos/icons on imobileinteractive.com

-all code for imobileinteractive.com
-all logos/icons on dealsbybigfoot.com
-all code for dealsbybigfoot.com
-"ImDirect", "uKabobs", "DealsByBigFoot", "iMobile Interactive"
-code for our own SMS/MMS gateway
-tag line "because the world needs a piece of you..."
-tagline "fast forward to the mobile channel..."

TRADE SECRETS:
-Our unique mobile conversion routines
-Our ability to deliver SMS/MMS globally without per message fees
-ImDirect API that generates a customized pop-up which links to the Mass communication system
-Our own SMS/MMS gateway software

                                   SCHEDULE 7

                         TO THE SHARE PURCHASE AGREEMENT
      AMONG VERIFY SMART CORP., UKABOBS LLC AND THE SELLING MEMBERS AS SET
                      OUT IN THE SHARE PURCHASE AGREEMENT
                           UKABOBS MATERIAL CONTRACTS


       Saas Agreement with Smashlife Team Sports, LLC dated April 16, 2012
                                 (see attached)

                                   SCHEDULE 8

                         TO THE SHARE PURCHASE AGREEMENT
        AMONG VERIFY SMART CORP., UKABOBS AND THE SELLING MEMBERS AS SET
                      OUT IN THE SHARE PURCHASE AGREEMENT
                 UKABOBS EMPLOYMENT AGREEMENTS AND ARRANGEMENTS


                                      None